UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 24, 2007
         ---------------------------------------------------------------

                                BRT REALTY TRUST
                                ----------------
               (Exact name of Registrant as specified in charter)


          Massachusetts             001-07172                 13-2755856
          --------------------------------------------------------------
          State or other        (Commission file No.)      (IRS Employer
           jurisdiction of                                    I.D. No.)
           incorporation)

           60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
           ----------------------------------------------------------
           (Address of principal executive offices)         (Zip code)

         Registrant's telephone number, including area code 516-466-3100

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.


On April 24, 2007, David Heiden, a Senior Vice President of BRT Realty Trust, advised the President and Chief Executive Officer of his resignation from BRT Realty Trust, effective on or about May 7, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   BRT REALTY TRUST


Date:     April 27, 2007                           By:  /s/ Simeon Brinberg
                                                   ------------------------
                                                   Simeon Brinberg
                                                   Senior Vice President